UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2010
WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-32550	88-0365922

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 West Sahara Avenue, Las Vegas, Nevada	89102

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 248-4200

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     On April 27, 2010, Western Alliance Bancorporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). All matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.
Proposal 1 Election of Directors
     The Company’s stockholders elected four Class II directors to each serve for a three-year term expiring in 2013. The voting results were as follows:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Cary Mack	52,457,816	3,373,381	0	9,534,660
Todd Marshall	51,591,683	4,239,514	0	9,534,660
M. Nafees Nagy, M.D.	51,318,450	4,512,747	0	9,534,660
James E. Nave, D.V.M.	51,737,987	4,093,210	0	9,534,660
Proposal 2 Amendment to the Third Article of the Articles of Incorporation
     The Company’s stockholders approved an Amendment to the Third Article of the Company’s Amended and Restated Articles of Incorporation, to increase the number of authorized shares of common stock of the Company to 200,000,000. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,936,066	7,248,241	181,550	0
Proposal 3 Amendment to the Seventh Article of the Articles of Incorporation
     The Company’s stockholders approved an Amendment to the Seventh Article of the Company’s Amended and Restated Articles of Incorporation, to eliminate the default supermajority voting requirement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,892,882	706,957	766,018	0
Proposal 4 Advisory (Non-Binding) Vote on Executive Compensation
     The Company’s stockholders approved an advisory (non-binding) vote on executive compensation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,471,430	15,128,591	765,836	0
Proposal 5 Ratification of Auditor
     The Company’s stockholders ratified the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,870,660	406,239	88,958	0

Item 8.01 Other Events
     On April 29, 2010, the Company filed a Certificate of Amendment to its Amended and Restated Articles of Incorporation, increasing the total authorized shares of the Company’s common stock from 100,000,000 to 200,000,000 and eliminating the default supermajority voting requirement. A copy of the Certificate of Amendment to the Amended and Restated Articles of Incorporation of Western Alliance Bancorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation of Western Alliance Bancorporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION (Registrant)
Date: May 3, 2010	By:	/s/ Dale Gibbons
Dale Gibbons
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation of Western Alliance Bancorporation